Exhibit (h)(9)(ii)

SCHEDULE A

TO THE AMENDED AND RESTATED MANAGEMENT SERVICES AGREEMENT

BETWEEN PROFUNDS AND PROFUND ADVISORS LLC

JUNE 20, 2006

PROFUNDS:

Airlines UltraSector ProFund
Asia 30 ProFund
Banks UltraSector ProFund
Basic Materials UltraSector ProFund
Bear ProFund
Biotechnology UltraSector ProFund
Broad Market ProFund
Bull ProFund
Consumer Goods UltraSector ProFund
Consumer Services UltraSector ProFund
Dividend Equities ProFund
Dow 30 ProFund
EqualOTC ProFund
Europe 30 ProFund
Falling U.S. Dollar ProFund
Financials UltraSector ProFund
Health Care UltraSector ProFund
Industrials UltraSector ProFund
International ProFund
Internet UltraSector ProFund
Large-Cap Growth ProFund
Large-Cap Value ProFund
Leisure Goods UltraSector ProFund
Mid-Cap Growth ProFund
Mid-Cap ProFund
Mid-Cap Value ProFund
Mobile Telecommunications UltraSector ProFund
Money Market ProFund
Oil & Gas UltraSector ProFund
Oil Equipment, Services & Distribution UltraSector ProFund
OTC ProFund
Pharmaceuticals UltraSector ProFund
Precious Metals UltraSector ProFund
Real Estate UltraSector ProFund
Rising Rates Opportunity 10 ProFund
Rising Rates Opportunity ProFund
Rising U.S. Dollar ProFund
Semiconductor UltraSector ProFund
Short Asia ProFund
Short Basic Materials ProFund
Short Biotechnology ProFund
Short Broad Market ProFund
Short Consumer Goods ProFund
Short Consumer Services ProFund
Short Dividend Equities ProFund
Short Dow 30 ProFund
Short EqualOTC ProFund
Short Europe 30 ProFund
Short Financials ProFund
Short Health Care ProFund
Short Industrials ProFund
Short International ProFund
Short Mid-Cap ProFund
Short Oil & Gas ProFund
Short Oil Equipment, Services & Distribution ProFund
Short OTC ProFund
Short Precious Metals ProFund
Short Real Estate ProFund
Short Small-Cap ProFund
Short Technology ProFund
Short Telecommunications ProFund
Short Transportation ProFund
Short Utilities ProFund
Small-Cap Growth ProFund
Small-Cap ProFund
Small-Cap Value ProFund
Technology UltraSector ProFund
Telecommunications UltraSector ProFund
Transportation UltraSector ProFund
U.S. Government 10 ProFund
U.S. Government 30 ProFund
U.S. Government Plus ProFund
UltraBear ProFund
UltraBull ProFund
UltraDow 30 ProFund
UltraEmerging Markets ProFund
UltraInternational ProFund
UltraJapan ProFund
UltraLatin America ProFund
UltraMid-Cap ProFund
UltraOTC ProFund
UltraShort Dow 30 ProFund
UltraShort Emerging Markets ProFund
UltraShort International ProFund
UltraShort Japan ProFund
UltraShort Latin America ProFund
UltraShort Mid-Cap ProFund
UltraShort OTC ProFund
UltraShort Small-Cap ProFund
UltraSmall-Cap ProFund
Utilities UltraSector ProFund

PROFUNDS VP:

ProFund VP Airlines

ProFund VP Asia 30

ProFund VP Banks

ProFund VP Basic Materials

ProFund VP Bear

ProFund VP Biotechnology

ProFund VP Broad Market

ProFund VP Bull

ProFund VP Bull Plus

ProFund VP Consumer Goods

ProFund VP Consumer Services

ProFund VP Dividend Equities

ProFund VP Dow 30

ProFund VP Emerging Markets

ProFund VP EqualOTC

ProFund VP Europe 30

ProFund VP Falling U.S. Dollar ProFund

ProFund VP Financials

ProFund VP Health Care

ProFund VP Industrials

ProFund VP International

ProFund VP Internet

ProFund VP Japan

ProFund VP Large-Cap Growth

ProFund VP Large-Cap Value

ProFund VP Leisure Goods

ProFund VP Mid-Cap

ProFund VP Mid-Cap Growth

ProFund VP Mid-Cap Value

ProFund VP Mobile Telecommunications

ProFund VP Money Market

ProFund VP Natural Resources

ProFund VP Oil & Gas

ProFund VP Oil Equipment, Services & Distribution

ProFund VP OTC

ProFund VP Pharmaceuticals

ProFund VP Precious Metals

ProFund VP Real Estate

ProFund VP Rising Rates Opportunity

ProFund VP Rising U.S. Dollar ProFund

ProFund VP Semiconductor

ProFund VP Short Asia

ProFund VP Short Basic Materials

ProFund VP Short Biotechnology

ProFund VP Short Broad Market

ProFund VP Short Consumer Goods

ProFund VP Short Consumer Services

ProFund VP Short Dividend Equities

ProFund VP Short Dow 30

ProFund VP Short Emerging Markets

ProFund VP Short EqualOTC

ProFund VP Short Europe 30

ProFund VP Short Financials

ProFund VP Short Health Care

ProFund VP Short Industrials

ProFund VP Short International

ProFund VP Short Japan

ProFund VP Short Mid-Cap

ProFund VP Short Oil & Gas

ProFund VP Short Oil Equipment, Services & Distribution

ProFund VP Short OTC

ProFund VP Short Precious Metals

ProFund VP Short Real Estate

ProFund VP Short Small-Cap

ProFund VP Short Technology

ProFund VP Short Telecommunications

ProFund VP Short Transportation

ProFund VP Short Utilities

ProFund VP Small-Cap

ProFund VP Small-Cap Growth

ProFund VP Small-Cap Value

ProFund VP Technology

ProFund VP Telecommunications

ProFund VP Transportation UltraSector

ProFund VP U.S. Government 10

ProFund VP U.S. Government Plus

ProFund VP UltraBear

ProFund VP UltraBull

ProFund VP UltraDow 30

ProFund VP UltraEurope

ProFund VP UltraInternational

ProFund VP UltraLatin America

ProFund VP UltraMid-Cap

ProFund VP UltraOTC

ProFund VP UltraShort Dow 30

ProFund VP UltraShort International

ProFund VP UltraShort Japan

ProFund VP UltraShort Latin America

ProFund VP UltraShort Mid-Cap

ProFund VP UltraShort OTC

ProFund VP UltraShort Small-Cap

ProFund VP UltraSmall-Cap

ProFund VP Utilities

PROFUND ADVISORS LLC, a Maryland limited liability company		PROFUNDS, a Delaware statutory trust

By:	/s/ Michael L. Sapir	By:	/s/ Louis M. Mayberg
	Michael L. Sapir		Louis M. Mayberg
	Chairman and Chief Executive Officer		President